Cambria ETF Trust

Cambria Core Equity ETF (CCOR)

Supplement dated December 19, 2019
to the Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and Statement of Additional Information (“SAI”) dated September 1, 2019, as each may be amended or supplemented

The following information supplements and should be read in conjunction with the Prospectuses and SAI.

At a special meeting of shareholders of the Cambria Core Equity ETF (the “Target Fund”) held on December 11, 2019, shareholders of record as of November 12, 2019, voted to approve the Agreement and Plan of Reorganization providing for the reorganization (the “Reorganization”) of the Target Fund into a corresponding, newly created series of Listed Funds Trust, the Core Alternative ETF. The Reorganization closed on December 18, 2019, and, at the conclusion of the transaction, the Target Fund was liquidated.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIM-SK-023-0100